Exhibit 99.1

AGEAGLE AERIAL SYSTEMS, INC.

Audited financial statements as of December 31, 2016 and 2015

FINANCIAL STATEMENTS

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of AgEagle Aerial Systems, Inc.

We have audited the accompanying balance sheets of AgEagle Aerial Systems, Inc. as of December 31, 2016 and 2015, and the related statements of operations, stockholders’ equity (deficit), and cash flows for each of the years in the two-year period ended December 31, 2016. AgEagle Aerial Systems, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AgEagle Aerial Systems, Inc. as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has incurred operating losses, has incurred negative cash flows from operations and has a working capital deficit. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 3 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

D. Brooks and Associates CPA’s, P.A.

West Palm Beach, Florida

May 15, 2017

D. Brooks and Associates CPA’s, P.A. 319 Clematis Street, Suite 318, West Palm Beach, FL 33401 – (561) 429-6225

See accompanying notes to financial statements.

F-2

AGEAGLE AERIAL SYSTEMS, INC.
BALANCE SHEETS

	As of December 31,
	2016	2015
ASSETS
CURRENT ASSETS:
Cash	$15,887	$79,875
Accounts receivable, net	18,886	44,790
Inventories, net	148,404	142,129
Prepaid expense	2,156	2,068
Total current assets	185,333	268,862

Property and equipment, net	44,380	73,518

Total assets	$229,713	$342,380

LIABILITIES AND STOCKHOLDERS’DEFICIT

CURRENT LIABILITIES:
Accounts payable	$76,425	$23,493
Accrued expenses	127,063	17,292
Accrued interest	79,019	25,444
Payroll liabilities	13,818	9,020
Convertible notes payable	800,000	500,000
Promissory note – related party	30,000	—
Customer deposits	—	45,586
Total current liabilities	1,126,325	620,835
Total liabilities	1,126,325	620,835

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ DEFICIT:
Common stock, $0.0001 par value; 100,000,000 shares authorized; 4,200,000 shares issued and outstanding at December 31, 2016; 3,500,000 shares issued and outstanding at December 31, 2015	420	350
Additional paid-in capital	1,902,161	707,873
Accumulated deficit	(2,799,193)	(986,678)
Total stockholders’ deficit	(896,612)	(278,455)
Total liabilities and stockholders’ deficit	$229,713	$342,380

See accompanying notes to financial statements.

F-3

AGEAGLE AERIAL SYSTEMS, INC.
STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2016	2015

Revenues	$373,324	$773,945
Cost of revenues	338,244	601,365
Gross profit	35,080	172,580

OPERATING EXPENSES:
Selling expense	56,340	106,587
General and administrative	363,787	242,865
Professional fees	554,043	118,767
Consulting fees – related party	694,356	763,972
Research and development	7,019	14,448
Total operating expenses	1,675,545	1,246,639
LOSS FROM OPERATIONS	(1,640,465)	(1,074,059)

OTHER EXPENSE:
Interest expense	(53,575)	(25,445)
Dealer termination expenses	(114,728)	—
Loss on disposal of fixed assets	(3,747)	—
Total other expense	(172,050)	(25,445)
LOSS BEFORE INCOME TAXES	(1,812,515)	(1,099,504)

INCOME TAXES	—	—
NET LOSS	$(1,812,515)	$(1,099,504)

BASIC AND DILUTED LOSS PER SHARE	$(0.44)	$(0.31)

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,099,167	3,500,000

See accompanying notes to financial statements.

F-4

AGEAGLE AERIAL SYSTEMS, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

				Retained
			Additional	Earnings
	Common Stock		Paid In	(Accumulated
	Shares	Amount	Capital	Deficit)	Total
Balance at December 31, 2014	3,500,000	$350	$42,492	$112,826	$155,668

Issuance of stock options for consulting services-related party	—	—	69,528	—	69,528

Award of common stock for consulting services-related party	—	—	694,444	—	694,444

Distributions	—	—	(98,591)	—	(98,591)

Net loss	—	—	—	(1,099,504)	(1,099,504)

Balance at December 31, 2015	3,500,000	350	707,873	(986,678)	(278,455)
Sales of common stock	200,000	20	499,980	—	500,000
Issuance of common stock for consulting services-related party	500,000	50	555,506	—	555,556
Issuance of stock options for consulting services-related party	—	—	138,802	—	138,802
Net loss	—	—	—	(1,812,515)	(1,812,515)
Balance at December 31, 2016	4,200,000	$420	$1,902,161	$(2,799,193)	$(896,612)

See accompanying notes to financial statements.

F-5

AGEAGLE AERIAL SYSTEMS, INC.
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,812,515)	$(1,099,504)
Adjustments to reconcile net loss to net cash used in operating activities:
Loss on disposal of fixed assets	3,747	—
Depreciation	22,549	22,513
Issuance of stock options for consulting services-related party	138,802	69,528
Issuance of common stock for consulting services-related party	555,556	694,444
Changes in assets and liabilities:
Accounts receivable	25,903	(41,314)
Prepaid expense	(88)	173
Inventories	(6,275)	19,821
Accounts payable	7,346	19,733
Accrued expenses	114,570	(33,104)
Accrued interest	53,575	25,444
Net cash used in operating activities	(896,829)	(322,265)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of fixed asset	2,841	—
Purchases of property and equipment	—	(52,514)
Net cash provided by (used in) investing activities	2,841	(52,514)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of note payable	—	75,000
Re-payment of note payable	—	(75,000)
Distributions	—	(98,591)
Issuance of convertible notes payable	300,000	500,000
Issuance of promissory note – related party	30,000	—
Sale of common stock	500,000	—
Net cash provided by financing activities	830,000	401,409

Net (decrease) increase in cash	(63,988)	26,630
Cash at beginning of year	79,875	53,245
Cash at end of year	$15,887	$79,875

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$—	$—
Income taxes	$—	$—

See accompanying notes to financial statements.

F-6

AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS

AgEagle Aerial Systems, Inc. (the “Company” or “AgEagle”), headquartered in Neodesha, Kansas, was organized in 2011 as Solutions by Chilcott, LLC, a Kansas company. The Company began operations in 2011, building composite parts for truck companies, and in 2012, moved into advanced composite parts as a Tier 1 vendor to the U.S. government manufacturing micro wind turbine blades. The Company then worked with a research project at Kansas State University (“KSU”) that was trying to use model airplanes to monitor and analyze crops. During the initial phase of the project, KSU and the Company came to the conclusion that this business opportunity would be better as its own entity, so the project was taken on by Solutions by Chilcott, LLC. Solutions by Chilcott, LLC was converted into AgEagle Aerial Systems, Inc., a Nevada Corporation, on April 22, 2015, and 3,500,000 shares of AgEagle common stock were issued to the Company’s sole member. The Company develops and manufactures unmanned aerial vehicles (“UAV”) for sale to the precision agriculture industry. The Company’s products include the AgEagle Classic and RAPID Systems. The Company primarily sells products in the United States but also in Canada and Australia, through one exclusive distributor in the agricultural industry. Prior to the execution of the exclusive distributor agreement in February 2016 the Company sold their product through various dealers in the US and Canada all these agreements have since been terminated.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

These financial statements are presented in United States dollars and have been prepared in accordance with accounting principles generally accepted in the United States. The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 fiscal year end.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the allowance for bad debt, warranty and dealer termination costs, obsolete inventory, valuation of stock issued for services and stock options and the valuation of deferred tax assets.

Fair Value of Financial Instruments

Unless otherwise disclosed, the fair value of the Company’s financial instruments including cash, accounts receivable, convertible debt, and accounts payable and accrued expenses approximates their carrying values due to their short-term maturities.

Cash and Cash Equivalents

Cash and cash equivalents includes any highly liquid investments with an original maturity of three months or less.

Receivables and Credit Policy

Trade receivables due from customers are uncollateralized customer obligations due under normal trade terms requiring payment within 30 days from the invoice date. Trade receivables are stated at the amount billed to the customer. In 2016 and 2015, the Company generally did not charge interest on overdue customer account balances. Payments of trade receivables are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoices.

The Company estimates an allowance for doubtful accounts based upon an evaluation of the current status of receivables, historical experience, and other factors as necessary. It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts will change. The Company determined that no allowance was necessary as of December 31, 2016 and 2015.

F-7

AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Inventories

Inventories, which consist of raw materials, finished goods and work-in-process, are stated at the lower of cost or net realizable value, with cost being determined by the average-cost method, which approximates the first-in, first-out method. At each balance sheet date, the Company evaluates its ending inventories for excess quantities and obsolescence. This evaluation primarily includes an analysis of forecasted demand in relation to the inventory on hand, among consideration of other factors. Based upon the evaluation, provisions are made to reduce excess or obsolete inventories to their estimated net realizable values. Once established, write-downs are considered permanent adjustments to the cost basis of the respective inventories.

Research and Development

The Company expenses in the period incurred research and development costs, which totaled $7,019 and $14,448 for the years ended December 31, 2016 and 2015, respectively.

Property and Equipment

Property and equipment are recorded at cost, and are being depreciated using the straight-line method over the estimated useful lives of the related assets, ranging from three to seven years. Leasehold improvements are recorded at cost and amortized on a straight- line basis over the shorter of their estimated lives or the remaining lease term. Significant renewals and betterments are capitalized. Maintenance and repairs that do not improve or extend the lives of the respective assets are expensed. At the time property and equipment are retired or otherwise disposed of, the cost and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are reflected in the statements of operations.

Shipping Costs

Shipping costs, which total $12,088 and $27,966, respectively, for the years ended December 31, 2016 and 2015, are recorded as cost of revenue and any amounts billed to customers for shipping costs, which total $2,204 and $2,860, respectively, for the years ended December 31, 2016 and 2015, are recorded as revenue.

Revenue Recognition

The Company recognizes revenues for the sale of its products in the period when persuasive evidence of an arrangement with a customer, distributor or dealer exists, product delivery and acceptance have occurred and title has transferred to the customer, dealer or the distributor, the sales price is fixed or determinable and collectability of the resulting receivable is reasonably assured.

The Company generally ships FOB Shipping Point terms. Shipping documents are used to verify delivery and customer acceptance. The Company assesses whether the sales price is fixed or determinable based on the payment terms associated with the transaction and whether the sales price is subject to refund. The Company assesses collectability based on the creditworthiness of the customer as determined by evaluations and the customer’s payment history. Additionally, dealers are required to place a deposit on each drone ordered. The Company has executed various agreements to sell its products, including one exclusive worldwide distributor agreement in the current year whereby the dealers agreed to purchase AgEagle drones and other related products. Under the terms of the dealer agreements except the recently executed agreement with our distributor, the dealer takes ownership of the products, and the Company deems the items sold upon release of shipment to the dealer. To maintain their exclusivity as a distributor, they are expected to attain certain sales thresholds over the course of the distribution agreement and they have the right of return within twelve months of purchase up to a certain percentage of the annual sales volume less a restocking fee. Prior to the execution of the exclusive distributor agreement in February 2016 the Company sold their product through various dealers in the US and Canada all these agreements have since been terminated.

F-8

AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs amounted to $10,257 and $57,827 for the years ended December 31, 2016 and 2015, respectively.

Provisions for Inventory Obsolescence

The Company recorded a provision for estimated obsolescence and shrinkage of inventory in 2015. Our estimates consider the cost of inventory, forecasted demand, the estimated market value, the shelf life of the inventory and our historical experience. During 2016, during our inventory observations we recorded permanent adjustments for all inventory considered to be obsolete. If demand for a product declines or a change in the features of our products changes the components required to build it is reasonably likely that circumstances may cause the estimate to change, which would result in additional charges to net income.

Contingencies

The Company provides a one-year warranty for all units sold to a customer through their exclusive dealer agreement that is included in the price of the product. Based on historical experience, the Company has recorded as an estimate for the warranty accrual expense $4,398 in 2016 which represents 1.5% of sales revenue for the year. The warranty accrual will remain until the product contractual warranty period is over or the Company is required to perform product maintenance on the product as contractually required.

Under the terms of the agreement, the Company agreed to terminate all existing dealer agreements, which triggered both the “Termination for Convenience” clause and the right of return clause in the existing dealer agreements. The dealer agreements stipulate that if any such dealer agreement is terminated by the Company without cause, the Company will, at the dealer’s option, repurchase any or all unsold drones in the dealer’s inventory or in transit to the dealer on the effective date of termination and any other marketing material. The purchase price for such unsold products and other material will be the actual net invoice price paid by dealer less any prior credits. The dealer will return the product undamaged and in merchantable condition.

On February 22, 2016, the Company entered into a dealer termination agreement with a certain dealer in relation to its exclusive distributor agreement for Canada. The parties mutually agreed that the Company will pay the dealer installments through September 1, 2016, totaling $100,000 for the termination of the dealer’s exclusive distributor agreement. As of December 31, 2016, the Company has recorded the termination costs of $100,000 in other expense and has accrued a remaining payment due to the dealer of $20,000.

As of December 31, 2016, management has determined that three UAVs have been returned and seventeen units have been converted to include components from the newer models. As a result, termination costs for the year ended December 31, 2016 of $74,715 were recorded in other expense. Management believes that all the former dealers based on their right of return clause are properly accrued and at this time there is one dealer that has the right to return one unit and convert one unit, and a second dealer that will return four units, which would be equal to approximately $18,000 in cost to the Company.

Earnings Per Share

The Company computes earnings per share in accordance with FASB ASC Topic 260 Earnings Per Share, which requires the Company to present basic earnings per share and diluted earnings per share when the effect is dilutive.

F-9

AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Potentially Dilutive Securities

Options and convertible debt were all considered anti-dilutive for the year ended December 31, 2016 and 2015 due to net losses that the Company reported. The following table sets forth the securities that were not included for the year ended December 31, 2016 and 2015in the diluted net loss per share calculation because their effect was anti-dilutive:

	2016	2015

Options	125,000	125,000
Convertible Debt and Accrued Interest	669,933	525,444

Total Potentially Dilutive Securities	794,933	650,444

Income Taxes

The Company accounts for income taxes in accordance with FASB ASC Topic 740, Accounting for Income Taxes. This topic requires an asset and liability approach for accounting for income taxes.

The Company evaluates its tax positions that have been taken or are expected to be taken on income tax returns to determine if an accrual is necessary for uncertain tax positions. As of December 31, 2016 and 2015, the unrecognized tax benefit accrual was $0. The Company will recognize future accrued interest and penalties related to unrecognized tax benefits in income tax expense if incurred. All years are subject to Federal and state tax examinations by tax authorities.

Recently Issued Accounting Pronouncements

In May 2014, FASB issued Accounting Standards Update 2014-09 establishing Accounting Standards Codification Topic 606, “Revenue from Contracts with Customers” (ASC 606). ASC 606 establishes a comprehensive new revenue recognition model designed to depict the transfer of goods or services to a customer in an amount that reflects the consideration the entity expects to be entitled to receive in exchange from those goods and services and requires enhanced revenue disclosures. The standard was recently amended to make it effective for public companies for annual reporting periods beginning after December 15, 2017, and interim periods within the reporting period. The Company is still assessing the impact of this accounting standard on its financial statements.

In January 2016, FASB issued Account Standards Update 2016-01, Financial Instruments: Recognition and Measurement of Financial Assets and Financial Liabilities, which addresses certain aspects of recognition, measurement, presentation and disclosure of financial statements. This guidance will be effective in the first quarter of fiscal year 2019 and early adoption is not permitted. The Company is currently evaluating the impact that this guidance will have on its financial statements

In February, 2016, FASB issued Account Standards Update 2016-02 – Leases (Topic 842) intended to improve financial reporting of leasing transaction whereby lessees will need to recognize a right-of-use asset and a lease liability for virtually all of their leases. Under the new guidance, a lessee will be required to recognize assets and liabilities for leases with lease terms of more than 12 months. Consistent with current Generally Accepted Accounting Principles (GAAP), the recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee primarily will depend on its classification as a finance or operating lease. However, unlike current GAAP—which requires only capital leases to be recognized on the balance sheet—the new ASU will require both types of leases to be recognized on the balance sheet.

F-10

AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

In March 2016, FASB issued Account Standards Update 2016-09, Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting, which addresses certain aspects of accounting for share-based payment award transactions. This guidance will be effective in the first quarter of fiscal year 2017 and early adoption is permitted. The Company is currently evaluating the impact that this guidance will have on its financial statements.

Other recent accounting pronouncements issued by the FASB did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

NOTE 3 — GOING CONCERN

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), which contemplates continuation of the Company as a going concern which assumes the realization of assets and satisfaction of liabilities and commitments in the normal course of business. The Company has experienced negative cash flows from operations, has net losses from continuing operations of $1,640,465 and $1,074,059 for the years ended December 31, 2016, and 2015, respectively, and has a working capital deficit of $940,992 and an accumulated deficit of $2,799,193 at December 31, 2016. These factors raise substantial doubt about the Company’s ability to continue as a going concern and to operate in the normal course of business. The Company has funded its activities to date almost exclusively from equity financings, loans from a related party and the issuance of secured long-term debt.

The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Cash on hand is not sufficient to fund operations for the next twelve months. While there can be no guarantees the Company is currently pursuing an initial public offering, in which it anticipates raising additional capital through the sale of its securities. .

NOTE 4 — INVENTORIES

Inventories consist of the following at December 31:

	2016	2015

Raw materials	$98,918	$107,506
Work-in-process	23,866	23,352
Finished goods	25,620	11,271
	$148,404	$142,129

During the years ended December 31, 2016 and 2015, the Company identified write-downs that were considered adjustments to the cost basis of the respective inventories of $10,544 and $14,479, respectively.

NOTE 5 — PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31:

	2016	2015

Furniture and equipment	$95,888	113,638
Less accumulated depreciation	(51,508)	(40,120)
	$44,380	$73,518

Depreciation expense for the years ended December 31, 2016 and 2015 was $22,549 and $22,513, respectively.

F-11

AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 6 — DEBT

Convertible Promissory Notes

On May 6, 2015, the Company closed a private placement pursuant to a subscription agreement whereby two institutional investors (the “2015 Holders”) purchased convertible notes having an aggregate principal amount of $500,000, convertible into common stock of the Company at $1.00 per share and maturing on November 6, 2016. Interest on the notes accrues at a rate of 8% annually and is payable quarterly. On or about March 4, 2016, the Company and the 2015 Holders entered into extension and modification agreements whereby the 2015 Holders agreed to extend the maturity date of the notes to November 6, 2017 and permanently waive all rights and remedies, of whatever nature, with respect to the various defaults that occurred under this subscription agreement and notes, including, without limitation, (i) the Company’s failure to become a public SEC reporting company on or before September 30, 2015, (ii) the Company’s failure to pay interest on the notes, and (iii) modifying and waiving certain participation rights in future financings. For the years ended December 31, 2016 and 2015, the Company recorded $40,000 and $25,444 of interest expense, respectively. As a result of non-payment of the interest due, the Company has accrued interest as of December 31, 2016 of $65,444.

On June 6, 2016, the Company closed a private placement pursuant to a subscription agreement whereby an existing institutional investor (the “2016 Holder”) purchased a convertible note having a principal amount of $300,000, convertible into common stock of the Company at $3.00 per share and maturing on June 30, 2017. Interest on the notes accrues at a rate of 8% annually and is payable quarterly. For the year ended December 31, 2016 the Company recorded interest expense of $13,467. As a result of non-payment of the interest due the Company has accrued interest as of December 31, 2016 of $13,467.

On or about February 2, 2017, the Company, the 2015 Holders and the 2016 Holder entered into a consent and waiver agreement whereby such holders, as applicable, agreed to permanently waive all rights and remedies, of whatever nature, with respect to the defaults that occurred under all of the subscription agreements and notes, including, without limitation, (i) the Company’s failure to become a public SEC reporting company on or before September 30, 2016, and (ii) waiving certain participation rights in future financings, most favored nation rights, and restrictions on future issuances of Company securities. In addition, on March 24, 2017, the Company and the 2016 Holder entered into a modification agreement whereby the Company agreed to accrue and pay interest to the 2016 Holder on the aggregate unconverted and then outstanding principal amount of the note issued in 2016 at a rate of 8% per annum, irrespective of any late fees that may be (or have been) incurred in connection with such failure, payable on the earlier of the newly extended maturity date of November 6, 2017 or the date the Company becomes a public SEC reporting company.

Promissory Note-Related Party

On December 15, 2016, the Company issued a promissory note with an aggregate principal amount of $30,000 to a related party. The promissory note accrues interest at an annual rate of 2% and matures on June 30, 2017. For the year ended December 31, 2016 the Company recorded interest expense of $108.

NOTE 7 — INCOME TAXES

Prior to April 15, 2015, AgEagle Aerial Systems, Inc. was treated as a disregarded entity for income tax purposes. Income taxes, if any, were the responsibility of the sole member. In April 2015, the Company was converted to a corporation.

The Company accounts for income taxes in accordance with FASB ASC Topic 740, Accounting for Income Taxes which requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carryforwards. At December 31, 2016 and 2015, the total of all deferred tax assets was $663,676 and $418,226, respectively. The amount of and ultimate realization of the benefits from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws in effect, the Company’s future earnings, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the deferred tax assets the Company has established a valuation allowance of $1,081,902 and $418,226 for the years ended December 31, 2016 and 2015, respectively. The change in the valuation allowance for the years ended December 31, 2016 and 2015 was $663,676 and $418,226, respectively.

F-12

AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 7 — INCOME TAXES-CONTINUED

The components of income tax benefit for the years ended December 31, 2016 and 2015 consist of the following:

	2016	2015
Deferred tax benefit:
Federal	$(615,857)	$(388,092)
State	(47,819)	(30,134)
Increase in valuation allowance	$(663,676)	$(418,226)

A reconciliation of income tax expense at the federal statutory rate to income tax expense at the Company’s effective rate for the years ended December 31 is as follows:

	2016		2015
	Amount	Rate	Amount	Rate
Computed tax at the expected statutory rate	$(616,255)	34.00%	$(388,557)	35.34%
State and local income taxes, net of federal	(47,819)	2.64	(30,134)	2.74
Other non-deductible expenses	398	(0.02)	465	(0.04)
Change in valuation allowance	663,676	(36.62)	418,226	(38.04)
Income tax benefit	$—	0.00%	$—	0.00%

The temporary differences, tax credits and carryforwards that gave rise to the following deferred tax assets at December 31 is as follows:

	2016	2015
Deferred tax assets:
Depreciation	$5,815	$2,754
Stock options for consulting services-related party	19,630	—
Common stock for consulting services-related party	458,000	254,445
Stock options	76,332	25,475
Net operating loss carryforward	552,125	135,552
Total Deferred tax assets	1,081,902	418,226
Valuation allowance	(1,081,092)	(418,226)
Net Deferred tax assets	$—	$—

NOTE 8 — EQUITY

Issuance of Common Stock and Stock Split

From inception through April 10, 2015, the Company was a member-managed limited liability company (LLC) solely owned by its Chief Executive Officer. On April 22, 2015, the Company issued 3,500,000 shares of common stock to its sole member upon conversion of the Company from an LLC to a corporation. The financial statements have been retroactively stated to give effect to the issuance of 3,500,000 shares of common stock on April 22, 2015.

F-13

AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 8 — EQUITY – CONTINUED

On February 22, 2016, the Company issued 500,000 shares of the Company’s common stock to a related party in connection with the strategic consulting agreement executed in March 2015 for service to be rendered over eighteen months. The value of the shares was based on the estimated fair value of the stock per the most recent sales price of our stock on February 25, 2016 since there was no dis-incentive for non-performance. During the year ended December 31, 2015, $694,444 of expense was recorded to reflect the pro rata portion of the stock earned during 2015. During the year ended December 31, 2016, $555,506 of expense was recorded to reflect the pro rata portion of the stock earned during 2016.

On February 25, 2016, the Company signed a Securities Purchase Agreement with its worldwide exclusive distributer partner whereby the Company agreed to sell 200,000 shares of Common Stock for $500,000, and a representative of the purchaser of the common stock was appointed to the Board of Directors of the Company.

On June 7, 2016, the Company effected a 1-for-2 reverse stock split of its common stock. The financial statements give a retrospective effect to the reverse stock split.

Distributions

During the year ended December 31, 2015, the shareholder of the Company received cash distributions of $98,591. No distributions were made during the year ended December 31, 2016.

Stock Options

In June 2016, the Board authorized the issuance of 724,181 options to employees and directors to be issued in connection with the public offering. As a result of the public offering not being completed the options were forfeited during the year ended December 31, 2016, resulting in no compensation expense.

On March 1, 2015, the Company entered into a strategic consulting agreement with a related party and granted 125,000 stock options exercisable over five years from the grant date at an exercise price per share of $2.60.

The fair value of options granted were determined using the Black-Scholes option valuation model and a revaluation was performed at each reporting period. The significant weighted average assumptions relating to the valuation of the Company’s stock options during the year ended December 31, 2016 were as follows:

2016
Dividend yield	0%
Remaining Contractual Term (Years)	4.38 to 4.79 yrs.
Volatility	47.09 to 92.34
Risk-free interest rate	1.01 % to 1.21%

The fair value of options granted during the year ended December 31, 2015 were determined using the Black-Scholes option valuation model. The significant weighted average assumptions relating to the valuation of the Company’s stock options for the year ended December 31, 2015 were as follows:

2015
Dividend yield	0%
Remaining Contractual Term (Years)	5.04 yrs.
Volatility	44.82
Risk-free interest rate	1.76%

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AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 8 — EQUITY – CONTINUED

A summary of the option activity for the year ended December 31, 2016 is as follows:

	For the Year Ended December 31, 2016
			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
		Exercise	Contractual	Intrinsic
	Shares	Price	Term	Value
Outstanding at beginning year	125,000	$2.60	5.0 years	$—
Granted	724,181	—	—	—
Exercised	—	—	—	—
Forfeited	(724,181)	—	—	—
Outstanding at end of the year	125,000	2.60	4.0 years	$—
Exercisable at end of the year	125,000	$2.60	4.0 years	$—

A summary of the option activity for the year ended December 31, 2015 is as follows:

For the Year Ended December 31, 2015
Weighted
		Weighted	Average
		Average	Remaining	Aggregate
		Exercise	Contractual	Intrinsic
	Shares	Price	Term	Value
Outstanding at beginning year	—	$—	—	$—
Granted	125,000	2.60	5.0 years	—
Exercised	—	—	—	—
Canceled/Expired/Forfeited	—	—	—	—
Outstanding at end of the year	125,000	$2.60	5.0 years	$—
Exercisable at end of the year	—	$—	—	$—

The total intrinsic value of options exercised as of December 31, 2016 and 2015 was $0. Intrinsic value is measured using the fair market value at the date of exercise (for shares exercised) or at December 31, 2016 and 2015 (for outstanding options), less the applicable exercise price.

During the years 2016 and 2015, the Company recorded $138,802 and $69,528, respectively, of non-cash compensation expense related to the vested stock options issued to a related party consultant.

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AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 9 — COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leased office space in Neodesha, Kansas for $100 a month from August 2014 to September 2015, $200 a month from October 2015 to September 2016, and $300 a month from October 2016 to December 31, 2016. The lease terminates on September 30, 2018 with no option to renew unless approved by the city commission. Rent expense was $2,578 and $1,500 for the years ended December 31, 2016 and 2015, respectively.

The future minimum lease payments for non-cancelable operating leases having remaining terms in excess of one year as of December 31, 2016 are as follows:

Year ending December 31:	Lease Payments
2017	3,900
2018	3,600
Thereafter	—
Total Minimum Lease Payments	$7,500

Line of Credit

The Company had an $80,000 open line of credit with Community National Bank. The line of credit matured on December 3, 2015. The line of credit was secured by the majority shareholder of the Company as of December 31, 2015. The bank charges interest at a rate of 6% and the balance on the line of credit as of December 31, 2015 was $0.

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AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 9 — COMMITMENTS AND CONTINGENCIES- CONTINUED

Exclusive Distribution Agreement

On February 17, 2016, the Company signed a long-term distribution agreement with a third party to be the worldwide exclusive distribution partner (“distributor”) for the Company. Under this agreement, the distributor will private label and purchase the Company’s fixed wing UAVs, exclusively for the agriculture markets over an initial term, for resale through their network of dealers worldwide. To maintain their exclusivity as a distributor, the third party is expected to attain certain sales thresholds over the course of the distribution agreement. The distributor also has the first right of refusal to be the exclusive or non-exclusive distributor of any future Company systems in the agricultural industry, including any multicopter, rotor wing or unmanned aerial spraying systems. Under the terms of the agreement, the Company agreed to terminate all existing dealer agreements, which triggered both the “Termination for Convenience” clause and the right of return clause in the existing dealer agreements.

The dealer agreements stipulate that if any such dealer agreement is terminated by the Company without cause, the Company will, at the dealer’s option, repurchase any or all unsold drones in the dealer’s inventory or in transit to the dealer on the effective date of termination and any other marketing material. The purchase price for such unsold products and other material will be the actual net invoice price paid by dealer less any prior credits. The dealer will return the product undamaged and in merchantable condition.

On February 22, 2016, the Company entered into a dealer termination agreement with a certain dealer in relation to its exclusive distributor agreement for Canada. The parties mutually agreed that the Company will pay the dealer installments through September 1, 2016, totaling $100,000 for the termination of the dealer’s exclusive distributor agreement. As of December 31, 2016, the Company has recorded the termination costs of $100,000 in other expense and has accrued a remaining payment due to the dealer of $20,000.

As of December 31, 2016, management determined that three UAV’s have been returned and seventeen units have been converted to include components from the newer models. As a result, termination costs for the year ended December 31, 2016 of $74,715 were recorded in other expense. Management believes that all the former dealers based on their right of return clause are properly accrued and at this time only one dealer has the right to return one unit and convert one unit and a second dealer will upgrade four units, which would be equal to approximately $18,000 and the Company has included this amount in accrued expense as of December 31, 2016.

Service Agreements

On January 26, 2016, the Company engaged the services of an institutional banker to act as a firm commitment underwriter assisting the Company with listing its securities on a national stock exchange. In exchange, the Company would pay an underwriting discount equal to 8% of the aggregate price upon closing the offering. Also, at closing, for the price of $50, the Company would sell to the institutional banker a warrant to purchase shares of the Company’s common stock equal to 6% of the shares sold in the offering. The exercise price shall be 115% of the public offering price of the securities. See Note 11, Subsequent Events, for a description of a revised agreement with the current institutional banker executed in 2017 due to a new capital offering as a result of the 2016 offering not being completed.

On March 31, 2016, the Company signed a long-term agreement with a third party to deliver a cloud-based drone operations platform providing data processing and delivery, automated drone control airspace awareness, manned aircraft locations, weather overlays and redundancy of radio and cellular connection for the Company. Under this agreement, the third party will provide hardware and software availability, aerial map processing and hosting, and private labeling of all customer touch points. The costs of the subscriptions will be provided at a discounted rate from the standard pricing of the third party at least until December 30, 2020.

F-17

AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 10 — RELATED PARTY TRANSACTIONS

The following reflects the related party transactions during the years ended December 31, 2016 and 2015.

Consulting Agreement

On March 1, 2015, the Company entered into a strategic consulting agreement to assist it with raising capital and strategic positioning in an effort to increase its valuation. Under the terms of the agreement, the Company agreed to issue 250,000 shares of the Company’s common stock on May 1, 2015, an additional 250,000 shares of common stock on January 15, 2016 and 125,000 stock options exercisable for five years from the issuance date. As of December 31, 2015, no shares had been issued to the consultant. The Company recognized $694,444 of consulting expense during 2015 related to the value of the shares earned, which was based on the estimated fair value of the stock as of December 31, 2015, based on the terms of a transaction which ultimately closed in February 2016, as there was no dis-incentive for non-performance. Additionally, the Company recognized $69,528 of consulting expense related to the granting of the stock options during 2015.

On February 22, 2016, the Company issued 500,000 shares of its common stock in connection with the strategic consulting agreement executed in March 2015. During 2016, the Company recognized $555,556 of consulting expense related to the issuance of the common stock and $138,802 related to the stock options.

On December 2016, the Company issued a promissory note with the consultants of the strategic consulting agreement for $30,000 which accrues interest at a rate of 2% annually. The interest is payable upon maturity of the note together with the principal amount of $30,000 on June 30, 2017.

NOTE 11 — SUBSEQUENT EVENTS

On January 10, 2017, the Company engaged the services of an institutional banker to act as an underwriter assisting the Company with listing its securities on a national stock exchange or other quotation system. In exchange, the Company will pay an underwriting discount equal to 10% of the aggregate price upon closing the offering. Also, at closing, for the price of $50, the Company will sell to the institutional banker a warrant to purchase shares of the Company’s common stock equal to 5% of the shares sold in the offering. The exercise price shall be 115% of the public offering price of the securities.

On January 24, 2017, the Company issued a promissory note with an aggregate principal amount of $30,000 to a related party. The promissory note accrues interest at an annual rate of 2% and matures on July 31, 2017.

On or about February 2, 2017, the Company, the 2015 Holders and the 2016 Holder entered into a consent and waiver agreement whereby such holders, as applicable, agreed to permanently waive all rights and remedies, of whatever nature, with respect to the defaults that occurred under all of the subscription agreements and notes, including, without limitation, (i) the Company’s failure to become a public SEC reporting company on or before September 30, 2016, and (ii) waiving certain participation rights in future financings, most favored nation rights, and restrictions on future issuances of Company securities. In addition, on March 24, 2017, the Company and the 2016 Holder entered into a modification agreement whereby the Company agreed to accrue and pay interest to the 2016 Holder on the aggregate unconverted and then outstanding principal amount of the note issued in 2016 at a rate of 8% per annum, irrespective of any late fees that may be (or have been) incurred in connection with such failure, payable on the earlier of the newly extended maturity date of November 6, 2017 or the date the Company becomes a public SEC reporting company.

On February 3, 2017, the Company closed a private placement pursuant whereby a bridge loan agreement was executed with an accredited investor (the “2017 Holder”) to purchase a convertible promissory note with an aggregate principal amount of $175,000, an original issue discount of $25,000, convertible into common stock of the Company at $2.50 per share and maturing 90 days following issuance, or May 4, 2017. After payment of a finder’s fee and other expenses, the Company received net proceeds of $101,250. In addition, the Company also issued to the 2017 Holder a warrant to purchase 200,000 shares of the Company’s common stock at an exercise price per share of $2.50. To the extent the entire unpaid principal balance of the note is not paid in full on the maturity date, (i) interest on the unpaid principal balance will accrue from the maturity date at the rate of 18% per annum, and will continue until the date the note is paid in full, and (ii) the Company will issue to the 2017 Holder an additional warrant to purchase 100,000 shares of common stock for each ninety (90) calendar day period that the unpaid principal balance of the note and any accrued interest is not paid in full by such date. The Company has not paid the unpaid balance thereby resulting in a default of the loan and an additional warrant to purchase 100,000 shares of common stock issued.

F-18

AGEAGLE AERIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 11 — SUBSEQUENT EVENTS-CONTINUED

This note is senior in right of payment to all secured and unsecured debt of the Company now existing or hereafter incurred. In addition, the Company agreed that until the unpaid principal balance of the note and any accrued interest is paid in full, it will not incur or guarantee any indebtedness for borrowed money of any kind or repay, repurchase or offer to repay any indebtedness existing as of the issuance date, other than regularly scheduled principal and interest payments as such terms are in effect as of the issuance date. The Company may not prepay the note without the consent of the 2017 Holder.

On the closing (the “Event Date”) of the first transaction or series of related transactions in which the Company sells any of its equity securities with total proceeds to the Company of at least $175,000 (the “Qualified Financing”), all of the outstanding principal and interest accrued to the Event Date, if applicable, shall be paid with the proceeds from such Qualified Financing, it being understood that the Company shall make such payment before using the net proceeds from the Qualified Financing for any other purpose.

If the principal balance of the note is not paid by the maturity date, the Company shall file with the Securities and Exchange Commission, as promptly as reasonably practicable following the earlier of nine months after the date of the closing of the sale of the note and warrant or 90 days following the Company’s initial public offering, a registration statement covering the resale of the 200,000 shares of common stock underlying the warrant and, to the extent applicable, any shares of common stock the 2017 Holder may have been granted the right to purchase pursuant to the note. The 2017 Holder was also granted standard piggyback registration rights.

The Company has evaluated subsequent events through May 15, 2017, which is the date these financial statements were available for issuance.

F-19